Putnam
New York
Tax Exempt
Money Market
Fund

SEMIANNUAL REPORT

May 31, 1997

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* "[D]espite the obvious love affair individual investors have had with mutual funds over the past few years, they've also been steadily allocating cash to money market funds, one of the most conservative and most "liquid" -- or easy to enter and exit -- investments available.
    By next month, these assets could top $1 trillion, up from $300 billion only four years ago."

                             --  The Wall Street Journal, April 3, l997

   CONTENTS

 4 Report from Putnam Management

 7 Fund performance summary

10 Portfolio holdings

12 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright]  Karsh, Ottawa

Dear Shareholder:

Prolonged anticipation of a Federal Reserve Board increase in short-term interest rates provided most of the challenges for Fund Manager Lindsey Strong throughout the first half of Putnam New York Tax Exempt Money Market Fund's fiscal year. Thus, when the Fed finally did raise rates by a quarter point in late March, she had already positioned the portfolio appropriately.

Lindsey also maintained the fund's conservative strategy of investing in high-quality short-term investments. As a result, she was able to deliver another period of competitive performance while maintaining a stable net asset value. In the following report, Lindsey discusses in detail the driving forces behind your fund's performance during the first half of fiscal 1997 and her outlook for the fiscal year's second half.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
July 16, 1997



Report from the Fund Manager
Lindsey C. Strong

During the six months ended May 31, l997, Putnam New York Tax Exempt Money Market Fund continued to produce competitive returns. At a time when both the stock and bond markets fluctuated broadly, the fund remained true to its goal of providing stability of capital as well as a steady stream of double tax-free income. During the semiannual period, we maintained your fund's conservative investment approach of selecting only the highest quality short-term investments for the portfolio.

* ROBUST ECONOMY RAISES CONCERNS ABOUT INFLATION AND INTEREST RATES

When your fund began its fiscal year last December, most markets were enjoying a favorable environment. Economic growth was moderate and both interest rates and inflation were at relatively low levels. During the first five months of 1997, however, various leading economic indicators suggested more robust economic growth. By virtually any measure -- job growth, personal income, new home sales, personal spending -- the economy was clearly running in high gear, and concerns about increased inflation and higher interest rates began to dominate the financial markets.

After leaving interest rates alone for more than two years, the Federal Reserve Board raised short-term interest rates by a quarter of a percentage point on March 25, l997, explaining the move as a preemptive strike against inflation. This move gave rise to speculation that more increases were to come. However, when the Fed met again in May and July to evaluate the economy's strength, it took no action on rates, noting that although the economy remained strong, there seemed to be no conclusive evidence of accelerating inflation.

* NEW YORK ECONOMY CONTINUES TO IMPROVE

New York's economic and fiscal situations remained positive during the period. Just as the country as a whole has benefited from a stronger economy, so, too, has New York. As new jobs are created and unemployment declines, more people are contributing to the state's tax revenues. This increase has had the effect of easing some of New York's long-standing budget deficit problems.

While many factors contributed to the fund's performance, our active investment strategy remains the key ingredient. We combine ongoing analysis of current holdings with continuous monitoring of the marketplace in search of appropriate new investments. We believe this is a prudent strategy geared for long-term success.

Even though the supply of new securities was relatively weak during the period, we were able to find investments that met our high quality standards. Currently a majority of the fund's investments are insured or backed by bank letters of credit. The insurance and letters of credit from a third party ensure that the short-term debt (money market instruments) in which your fund invests will be paid within a certain period. These features add a significant measure of quality assurance even to those issues rated in the highest categories by nationally recognized rating services, making many of the fund's holdings among the highest quality securities available. We intend to maintain or even expand the portfolio's high level of insured and bank-backed securities, should appropriate investment opportunities arise.

* MAINTAINING A NEUTRAL AND FLEXIBLE STANCE

Because of uncertainty over inflation, interest rates, and the course of the Fed's monetary policy, we maintained our strategy of keeping the portfolio's duration relatively neutral. The flexibility afforded by this strategy allows the fund to take advantage of incrementally higher yields, should interest rates rise.

We continued to invest in traditional tax-exempt money market securities of the highest quality. These included variable rate demand notes (VRDNs), municipal commercial paper, and high-quality municipal notes from large, well-established issuers. VRDNs are instruments that can be redeemed on short notice. They pay variable interest rates that reset at daily, weekly, or monthly intervals. They are helpful in enabling us to adjust the fund's average maturity and liquidity. Municipal commercial paper and notes are securities issued by municipalities to finance capital or operating needs.

* OUR OUTLOOK IS POSITIVE, BUT CAUTIOUS

As always, we will be closely monitoring the New York and national economies in the coming months. We are optimistic that New York will maintain its relatively healthy economic and fiscal condition. We expect the market to remain in its current trading range through the summer unless economic data begin to heat up again. The Fed seems to be on hold in the absence of evidence that inflation is heating up. Given our outlook for slightly higher interest rates, we believe the fund's neutral duration should serve it well. In our view, the fund is well positioned to take advantage of incrementally higher yields, should interest rates rise. In addition, the fund's emphasis on high-quality securities should continue to serve shareholders well by providing a steady stream of tax-exempt income and by maintaining its stable share price.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 5/31/97, there is no guarantee the fund will continue to hold these securities in the future.

PERFORMANCE COMPARISONS (5/31/97)

                                        Current      After-tax      After-tax
                                        return*       return1        return2
------------------------------------------------------------------------------
Passbook savings account                 2.02%         1.09%          1.14%
------------------------------------------------------------------------------
Taxable money market fund 7-day yield    5.11          2.76           2.87
------------------------------------------------------------------------------
3-month certificate of deposit           4.07          2.19           2.29
------------------------------------------------------------------------------
Putnam New York Tax Exempt
Money Market Fund (7-day yield)          3.00          3.00           3.00
------------------------------------------------------------------------------

The net asset value of money market mutual funds is uninsured and designed to be fixed, while distributions vary daily. Investment returns will fluctuate. The principal value on passbook savings and on bank CDs is generally insured up to certain limits by state and federal agencies. Unlike stocks, which incur more risk, CDs offer a fixed rate of return. Unlike money market funds, bank CDs may be subject to substantial penalties for early withdrawals.

1 After-tax return assumes a combined 46.08% maximum combined federal, state, and New York City tax rate.

2 After-tax return assumes a 43.74% maximum combined federal and state income tax rate.

* Sources: BankBoston (passbook savings), Bank Rate Monitor (3-month CDs), IBC/Donaghue's Money Fund Report (taxable money market fund compound 7-day yield).



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam New York Tax Exempt Money Market Fund is designed for investors seeking current income exempt from federal, state, and New York City personal income taxes, consistent with capital preservation, stable principal, and liquidity.

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 5/31/97

                                                  Lipper
                                                  New York
                                                  Tax Exempt      Consumer
                                  Fund shares     Money Market      Price
                                   at NAV         Fund Average      Index
--------------------------------------------------------------------------
6 months                             1.40%           1.49%          0.95%
--------------------------------------------------------------------------
1 year                               2.78            2.91           2.23
--------------------------------------------------------------------------
5 years                             12.81           13.46          14.60
Annual average                       2.44            2.56           2.76
--------------------------------------------------------------------------
Life of fund (10/26/87)             38.55           39.02          38.86
Annual average                       3.45            3.50           3.48
--------------------------------------------------------------------------

Fund performance data do not take into account any adjustment for taxes payable on reinvested distributions. Performance data represent past results and are not indicative of future returns. Investment returns will fluctuate. An investment in the fund is neither insured nor guaranteed by the U.S. government. There can be no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share. The fund's holdings do not match those in the Lipper Average.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 5/31/97
------------------------------------------------------------------------------
Distributions (number)                         6
------------------------------------------------------------------------------
Income                                     $0.013904
------------------------------------------------------------------------------
  Total                                    $0.013904
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current 7-day yield1                          3.00%
------------------------------------------------------------------------------
Taxable equivalent2(a)                        5.56
------------------------------------------------------------------------------
Taxable equivalent2(b)                        5.33
------------------------------------------------------------------------------
Current 30-day yield1                         2.96
------------------------------------------------------------------------------
Taxable equivalent2(a)                        5.49
------------------------------------------------------------------------------
Taxable equivalent2(b)                        5.26
------------------------------------------------------------------------------

1 The 7-day and 30-day yields are the two most common gauges for measuring money market mutual fund performance.

2 Assumes (a) maximum 46.08% combined federal, state, and New York City tax rate. or (b) maximum 43.74% combined federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous.

  For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares.

COMPARATIVE BENCHMARKS

Lipper New York Tax Exempt Money Market Fund Average, used for performance comparison purposes, is an arithmetic average of the total return of all New York tax-exempt money market mutual funds tracked by Lipper Analytical Services. Lipper is an independent rating organization for the mutual fund industry. Lipper rankings vary for other periods. The fund's holdings do not match those in the Lipper average. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



WELCOME TO

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* Putnam's money management philosophy

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* how to tell if your retirement savings plan is on track

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You can also read Dr. Robert Goodman's economic commentary and Putnam's
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New features will be added to the site on an ongoing basis. So, visit us at http://www.putnaminv.com -- often!



Portfolio of investments owned
May 31, 1997 (Unaudited)

Key to Abbreviations
FHA Insd.    -- Federal Housing Administration Insured
G.O. Bonds   -- General Obligation Bonds
LOC          -- Letter of Credit
MBIA         -- Municipal Bond Investors Assurance Corporation
RAN          -- Revenue Anticipation Notes
VRDN         -- Variable Rate Demand Notes
MCP          -- Municipal Commercial Paper
FSA          -- Financial Security Assurance


MUNICIPAL BONDS AND NOTES  (73.3%) *
PRINCIPAL AMOUNT                                                             RATINGS**                VALUE

New York  (63.1%)
------------------------------------------------------------------------------------------------------------
    $ 1,300,000  Buffalo, RAN, Ser. A, 4 1/4s,  7/15/97
                   (Landesbank Hessen (LOC))                                   MIG1              $ 1,300,585
      1,895,000  Monroe Cnty., Indl. Dev. Agcy. VRDN
                   (Columbia Sussex Corp.), 5s, 11/01/14
                   (Cumberland Fed. S&L (LOC))                                 VMIG1               1,895,000
      1,800,000  Nasau Cnty., Indl. Dev. Agcy. VRDN
                   (Cold Spring Harbor Lab), 4s, 7/1/19
                   (Morgan Trust (LOC))                                        VMIG1               1,800,000
      2,100,000  NY City G.O. Bonds VRDN, 4.2s, 8/15/22
                   (Union Bank of (LOC))                                       VMIG1               2,100,000
        250,000  NY City, G.O. Bonds, Ser. A, 8 3/4s, 11/01/97                 Aaa                   258,690
        500,000  NY City, Hsg. Dev. Corp. Mtg. VRDN
                   (Multi-Fam. James Twr.), Ser. A, 3.15s, 07/01/05
                   (Citibank N.A. (LOC))                                       A-1                   500,000
      3,000,000  NY City, Hsg. Dev. Corp. Special Obligation VRDN
                   (East 96th St. Project), Ser. A, 3.8s, 08/01/15
                   (Bank of Tokyo Mitsubishi (LOC))                            VMIG1               3,000,000
      2,100,000  NY State Dorm. Auth. VRDN (Oxford U. Press Inc.),
                   4.05s, 07/01/23 (Landesbank Hessen (LOC))                   VMIG1               2,100,000
      3,000,000  NY State Energy Res. & Dev. Auth. Poll. Ctrl.
                   VRDN (LILCO), Ser. A, 3.6s, 3/01/16
                   (Deutsche Bank A.G., NY (LOC))                              VMIG1               2,999,100
                 NY State Hsg. Fin. Agcy. VRDN
      1,900,000    (Special Surgery Hosp. Staff), Ser. A, 3.85s, 11/01/10
                   (Chase Manhattan Bank (LOC))                                VMIG1               1,900,000
      1,700,000    (Normadie Court I), 3.9s, 05/15/15
                   (Landesbank (LOC))                                          VMIG1               1,700,000
      2,655,000  NY State Med. Care Fac. Fin. Agcy. Rev. Bonds
                   (Insd. Mtge. Hosp.), Ser. A, Insd. FHA, 8s, 2/15/25         Aaa                 2,729,625
        500,000  Suffolk Cnty. G.O. Bonds (Southwest Swr. Dist.),
                   MBIA, 4s, 2/01/98                                           Aaa                   500,330
      2,000,000  Suffolk Cnty., Indl. Dev. Agcy. VRDN
                   (Cold Spring Harbor Lab), 4s, 7/01/23
                   (Morgan Guaranty Trust (LOC))                               VMIG1               2,000,000
        250,000  Triborough Bridge & Tunnel Auth. Rev. Bonds,
                   MBIA, 4.3s, 01/01/98                                        Aaa                   250,597
                                                                                                ------------
                                                                                                  25,033,927

Puerto Rico  (10.2%)
------------------------------------------------------------------------------------------------------------
      2,000,000  Cmnwlth. of PR G.O. Bonds, MBIA, 7 1/8s, 7/01/02              Aaa                 2,045,000
      2,000,000  PR, Indl. Med. & Env. Poll. Ctrl. Fac. Fin. Auth. VRDN
                   (Reynolds Metal Co.), 3 3/4s, 9/01/13
                   (ABN AMRO Bank (LOC))                                       VMIG1               1,999,920
                                                                                                ------------
                                                                                                   4,044,920
                                                                                                ------------
                 Total Municipal Bonds and Notes
                   (cost $29,078,847)                                                            $29,078,847

MUNICIPAL COMMERCIAL PAPER  (26.7%) *
PRINCIPAL AMOUNT                                                             RATINGS**                 VALUE
------------------------------------------------------------------------------------------------------------
   $  3,000,000  NY City G.O.1996j3 MCP, 3 1/2s, 7/16/97                       A-1               $ 3,000,000
      1,800,000  NY Dorm Auth MCP (Memorial Sloan-Kettering
                   Cancer Center), 3.45s, 7/16/97                              A-1                 1,800,000
      3,000,000  NY G.O. 1997a MCP, 3.45s, 7/16/97                             A-1                 3,000,000
      1,000,000  NY City G.O. FSA MCP, 3 1/2s, 7/16/97                         A-1                 1,000,000
      1,800,000  NY City Muni Water Finance MCP, 3 3/4s, 7/31/97               A-1                 1,800,000
                                                                                              --------------
                 Total Municipal Commercial Paper
                   (cost $10,600,000)                                                             10,600,000
------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $39,678,847) ***                                        $39,678,847
------------------------------------------------------------------------------------------------------------

*   Percentages indicated are based on net assets of $41,141,070.

**  The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at
    May 31 1997 for the securities listed. Ratings are generally ascribed to securities at the time of issuance.
    While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 1997.
    Securities rated by Putnam are indicated by "/P" and are not publicly rated.

    Moody's Investor Service, Inc. and Standard & Poor's Corp. are the leading independent rating agencies for debt securities. Moody's uses the designation "Moody's Investment Grade", or "MIG", for most short-term municipal obligations,adding a "V" ("VMIG") for bonds with a demand or variable feature: the designation "P"
    is used for tax exempt commercial paper. Standard & Poor's uses "SP" for notes maturing in three years or less, "A" for bonds with a demand or variable feature.

    Moody's Investor Service, Inc.

    MIGI/VMIGI = Best quality; strong protection of cash flows, superior liquidity and broad access to refinancing

    MIG2/VMIG2 = High quality; ample protection of cash flows, liquidity support and ability to refinance

    Aaa = Extremely strong capacity to pay interest and repay principal

    Aa = Strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree

    P-1 = Superior capacity for repayment

    P-2 = Strong capacity for repayment

    Standard & Poor's Corp.

    SP-1 = Overwhelming safety characteristics

    SP-2 = Strong capacity to pay interest and repay principal.

    A-1+ = Overwhelming degree of credit and protection

    A-1 = Strong degree of safety

    A-2 = Considered strong but lacks solid strength for timely repayment

*** The aggregate identified cost on a tax basis is the same.

    The rates shown on VRDN are the current interest rates at May 31,1997.

    The fund had the following industry group concentrations greater than 10% at May 31, 1997 (as a percentage of net assets):

          Housing          18.0%
          Healthcare       15.2
          Industrial       13.8

    The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
May 31, 1997 (Unaudited)

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at amortized cost (Note 1)                                  $ 39,678,847
---------------------------------------------------------------------------------------------------
Cash                                                                                        857,536
---------------------------------------------------------------------------------------------------
Interest and other receivables                                                              443,448
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                      411,376
---------------------------------------------------------------------------------------------------
Total assets                                                                             41,391,207

Liabilities
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                        77,957
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                   83,030
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                 49,021
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                    8,060
---------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                 3,668
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                    670
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                       27,731
---------------------------------------------------------------------------------------------------
Total liabilities                                                                           250,137
---------------------------------------------------------------------------------------------------
Net assets                                                                             $ 41,141,070

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Note 4)                                                               $ 41,141,070
---------------------------------------------------------------------------------------------------

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per share
($41,141,070 divided by 41,141,070 shares)                                             $       1.00
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended May 31, 1997 (Unaudited)

Tax exempt interest income                                                              $  733,780
--------------------------------------------------------------------------------------------------
Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                            95,085
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                              51,124
--------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                            2,368
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             1,986
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                      7,667
--------------------------------------------------------------------------------------------------
Registration fees                                                                            4,441
--------------------------------------------------------------------------------------------------
Auditing                                                                                     8,061
--------------------------------------------------------------------------------------------------
Legal                                                                                        8,685
--------------------------------------------------------------------------------------------------
Postage                                                                                      1,688
--------------------------------------------------------------------------------------------------
Other                                                                                        7,724
--------------------------------------------------------------------------------------------------
Total expenses                                                                             188,829
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                 (40,734)
--------------------------------------------------------------------------------------------------
Net expenses                                                                               148,095
--------------------------------------------------------------------------------------------------
Net investment income                                                                      585,685
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                     $ 585,685
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                    Six months ended        Year ended
                                                                                              May 31       November 30
                                                                                               1997*              1996
----------------------------------------------------------------------------------------------------------------------
Increase in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                   $   585,685        $ 1,177,005
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                        585,685          1,177,005
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
From net investment income                                                                 (585,685)        (1,177,005)
----------------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                         1,685,331            582,464
----------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                              1,685,331            582,464

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                      39,455,739         38,873,275
----------------------------------------------------------------------------------------------------------------------
End of period                                                                           $41,141,070        $39,455,739
----------------------------------------------------------------------------------------------------------------------
* Unaudited

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)


------------------------------------------------------------------------------------------------------------------------------------
                              Six months
                                   ended
Per-share                         May 31
operating performance         (Unaudited)                                  Year ended November 30
------------------------------------------------------------------------------------------------------------------------------------
                                    1997             1996             1995             1994             1993             1992
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                $1.00            $1.00            $1.00            $1.00            $1.00            $1.00
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income              .0139            .0289            .0318            .0188            .0165            .0259 (a)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                   --               --               --               --            .0001               --
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations              .0139            .0289            .0318            .0188            .0166            .0259
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                 (.0139)          (.0289)          (.0318)          (.0188)          (.0165)          (.0259)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                        --                                                              (.0001)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions               (.0139)          (.0289)          (.0318)          (.0188)          (.0166)          (.0259)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                      $1.00            $1.00            $1.00            $1.00            $1.00            $1.00
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(b)           1.40 *           2.93             3.23             1.90             1.67             2.62
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year
(in thousands)                   $41,141          $39,456          $38,873          $44,815          $50,473          $57,705
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)            .45 *            .88              .91              .77              .91              .78 (a)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           1.38 *           2.75             3.18             1.86             1.69             2.59 (a)
------------------------------------------------------------------------------------------------------------------------------------

*   Not annualized.

(a) Reflects an expense limitation. As a result of such limitation, expenses of the fund for the year ended November 30, 1992 reflects a reduction of $0.0024 per share.

(b) Total investment return assumes dividend reinvestments.

(c) The ratio of expenses to average net assets for the period ended November 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (See Note 2).




Notes to financial statements
May 31, 1997 (Unaudited)

Note 1
Significant accounting policies

Putnam New York Tax Exempt Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a nondiversified, open-end management investment company. The fund seeks as high a level of current income exempt from Federal, New York State and New York City personal income taxes as Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes is consistent with maintenance of liquidity and stability of principal. The fund invests primarily in a nondiversified portfolio of short-term New York tax exempt securities.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation The valuation of the fund's portfolio instruments is determined by means of the amortized cost method as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at cost originally and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B) Security transactions Security transactions are accounted for on the trade date (date the order to buy or sell is executed).

C) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At November 30, 1996, the fund had a capital loss carryover of approximately $6,600 available to offset future capital gains, if any, which will expire on November 30, 2002.

D) Interest income and distributions to shareholders Interest is recorded on the accrual basis. Income dividends (and distributions of realized gains, if any) are recorded daily by the fund and are distributed monthly to the shareholders.

Note 2
Management fee, administrative services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.45% of the first $500 million of average net assets, 0.35% of the next $500 million, 0.30% of the next $500 million, 0.25% of the next $5 billion, 0.225% of the next $5 billion, 0.205% of the next $5 billion, 0.19% of the next $5 billion and 0.18% of any excess thereafter. Prior to January 20, 1997, any amount over $1.5 billion was based on 0.25%.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended May 31, 1997, fund expenses were reduced by $40,734 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $170 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchase and sales of securities

During the six months ended May 31, 1997, purchases and sales of investment securities (all short-term obligations) aggregated $282,551,066 and $280,298,793, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At May 31, 1997, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares at a constant net asset value of $1.00 per share were as follows:

                           Six months ended       Year ended
                                     May 31      November 30
                                       1997             1996
------------------------------------------------------------
Shares sold                     118,208,326      304,712,398
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       553,621        1,174,100
------------------------------------------------------------
                                118,761,947      305,886,498
Shares
repurchased                    (117,076,616)    (305,304,034)
------------------------------------------------------------
Net increase                      1,685,331          582,464
------------------------------------------------------------



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund *

Health Sciences Trust

International Growth Fund +

International New Opportunities Fund

Investors Fund

New Opportunities Fund

OTC & Emerging Growth Fund [DBL. DAGGER]

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Diversified Income Trust II

Federal Income Trust

Global Governmental Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Intermediate U.S. Government Income Fund

Preferred Income Fund

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

LIFESTAGESM FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

MOST CONSERVATIVE
INVESTMENTS **

Putnam money market funds: ++

California Tax Exempt Money Market Fund

Money Market Fund

New York Tax Exempt Money Market Fund

Tax Exempt Money Market Fund

CDs and savings accounts [2 DBL. DAGGERS]

* Formerly Natural Resources Fund

+ Formerly Overseas Growth Fund

[DBL. DAGGER] Formerly OTC Emerging Growth Fund

[SECTION MARK] Not available in all states.

** Relative to above.

++ An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

[2 DBL. DAGGERS] Not offered by Putnam Investments. Certificates of deposit offer a fixed rate of return and may be insured up to certain limits by federal/state agencies. Savings accounts may also be insured up to certain limits. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

William F. McGue
Vice President

Lindsey C. Strong
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam New York Tax Exempt Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency; and involve risk, including the possible loss of principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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Putnam
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